Filed pursuant to Rule 497(e) under the

Securities Act of 1933, as amended

Securities Act File No. 333-141120

SkyBridge Dividend Value FUND

(THE “FUND”)

OF

FUNDVANTAGE TRUST

(THE “TRUST”)

Supplement dated April 10, 2019 to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated September 1, 2018

The information in this Supplement updates and amends certain information contained in the Prospectus and SAI for the Fund and should be read in conjunction with such Prospectus and SAI.

PROPOSED REORGANIZATION OF THE FUND

The Trust’s Board of Trustees has approved an Agreement and Plan of Reorganization (“Plan”) that provides for the reorganization (“Reorganization”) of the Fund into the Centre Global Infrastructure Fund (the “Successor Fund”), an existing series of the Centre Funds. If approved by the Fund’s shareholders, it is anticipated that the Reorganization will take place on or about July 26, 2019, at which time your investment in the Fund will, in effect, be exchanged for an investment with an equal aggregate net asset value in the Successor Fund.

The Reorganization is expected to be tax-free, meaning that the Fund’s shareholders will become shareholders of the Successor Fund without realizing any gain or loss for federal tax purposes. More information regarding the specific terms of the Reorganization, including the Successor Fund’s investment management policies and associated risks, will be provided to shareholders as part of the Fund’s proxy solicitation process at a later date. The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Successor Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.